UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:  October 13, 2009

(Date of earliest event reported)

D E E R E  &  C O M P A N Y

(Exact name of registrant as specified in its charter)

DELAWARE	1-4121	36-2382580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One John Deere Place

Moline, Illinois 61265

(Address of principal executive offices and zip code)

(309) 765-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

On October 13, 2009, Deere & Company (the “Company”) agreed to sell $750,000,000 aggregate principal amount of 4.375% Notes due 2019 (the “2019 Notes”) and $500,000,000 aggregate principal amount of 5.375% Notes due 2029 (the “2029 Notes,” and together with the 2019 Notes, the “Notes”).  In connection with the issuance and the sale of the Notes, on October 13, 2009, the Company entered into a terms agreement (the “Terms Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.  The offering is being made pursuant to the Company’s registration statement on Form S-3ASR (Registration Statement No. 333-153704) previously filed with the Securities and Exchange Commission (the “Registration Statement”).  The foregoing description of the Terms Agreement is qualified in its entirety by reference to the text of the Terms Agreement, a copy of which is filed herewith as Exhibit 1.1.

The forms of the 2019 Notes and the 2029 Notes are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.  A copy of the opinion of Shearman & Sterling LLP, counsel to the Company, relating to the legality of the Notes and the opinion of Shearman & Sterling LLP, special tax counsel to the Company, are filed as Exhibits 5.1 and 8.1, respectively, to this Current Report on Form 8-K.

The Company incorporates by reference the exhibits filed herewith into the Registration Statement, pursuant to which the Notes were registered.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit
1.1

Terms Agreement, dated October 13, 2009, among Deere & Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

4.1	Form of 4.375% Notes due 2019.
4.2	Form of 5.375% Notes due 2029.
5.1	Opinion of Shearman & Sterling LLP, counsel to the Company.
8.1	Opinion of Shearman & Sterling LLP, special tax counsel to the Company.
23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).
23.2	Consent of Shearman & Sterling LLP (included in Exhibit 8.1).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEERE & COMPANY

	By:	/s/ Gregory R. Noe
Gregory R. Noe
Secretary

Dated: October 16, 2009

Exhibit Index

Exhibit No.	Description of Exhibit
1.1

Terms Agreement, dated October 13, 2009, among Deere & Company and Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the underwriters named therein.

4.1	Form of 4.375% Notes due 2019.
4.2	Form of 5.375% Notes due 2029.
5.1	Opinion of Shearman & Sterling LLP, counsel to the Company.
8.1	Opinion of Shearman & Sterling LLP, special tax counsel to the Company.
23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).
23.2	Consent of Shearman & Sterling LLP (included in Exhibit 8.1).